Notes Payable (Tables)	12 Months Ended
Dec. 31, 2023
Debt Disclosure [Abstract]
Summary of Future Principal Payments Due Under Arrangement, Excluding Interest and End of Term Charge	The future principal payments due under the Oaktree Credit Agreement, excluding interest and the end of term charge, are as follows:

Year Ending December 31,	Principal
2024	$—
2025	—
2026	24,750
2027	33,000
2028	33,000
Thereafter	19,250
Total	$110,000